UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 5, 2005
(Date of earliest event reported)

Commission file number 333-75952

SLC STUDENT LOAN RECEIVABLES I, INC.	Delaware	04-3598719
(Depositor)
SLC STUDENT LOAN TRUST-I	Delaware	04-6959982
(Issuer of Notes)

(Exact name of co-registrants as specified in their charters)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Nos.)

750 Washington Blvd., Stamford, Connecticut	06901

(Address of principal executive office)	(Zip Code)

(203) 975-6923
(203) 975-6112

(Registrants’ Telephone Numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On April 5, 2005, The Student Loan Corporation, as administrator of SLC Student Loan Trust-I ("the Trust"), announced that such Trust commenced an offer to purchase and consent solicitation with regard to its outstanding Series 2002-1 and 2002-2 Student Loan Asset-Backed Notes. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01. Financial Statements and Other Exhibits

(c)

Exhibit Number	Description

99.1	Press Release, dated April 5, 2005, issued by SLC Student Loan Trust-I

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION, AS
SERVICER

Date: April 6, 2005

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Press Release, dated April 5, 2005, issued by SLC Student Loan Trust-I.